Exhibit 99.2

NUTRICAP LABS, LLC AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NUTRICAP LABS, LLC AND SUBSIDIARIES

DECEMBER 31, 2013

CONSOLIDATED FINANCIAL STATEMENTS

CONTENTS

Page

REPORT OF INDEPENDENT AUDITOR'S	1-2

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet	3

Consolidated Statement of Income and Member's Equity	4

Consolidated Statement of Cash Flows	5

Notes to Consolidated Financial Statements	6-10

INDEPENDENT AUDITOR'S REPORT

To the Member

NutriCap Labs, LLC and subsidiaries

Farmingdale, New York

We have audited the accompanying consolidated financial statements of NutriCap Labs, LLC and subsidiaries, which comprise the consolidated balance sheet as of December 31, 2013, and the related consolidated statements of income and member's equity and cash flows for the year then ended, and the related notes to consolidated financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NutriCap Labs, LLC and subsidiaries as of December 31, 2013, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

SHAPIRO GOLDSTEIN MOSES & ARTUSO, L.L.P.

April 22, 2014

Woodbury, New York

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NUTRICAP LABS, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2013

ASSETS
CURRENT ASSETS
Cash and cash equivalents — Note 1	$1,144,294
Accounts receivable (net of allowance for doubtful accounts of $890,000) — Note 1	2,099,752
Inventory — Note 1	739,609
Prepaid expenses and other current assets	236,174
Total current assets	4,219,829

PROPERTY AND EQUIPMENT — Notes 1 and 3	699,879

OTHER ASSETS
Deposits	15,225
Other assets	33,453
Total other assets	48,678

Total assets	$4,968,386

LIABILITIES AND MEMBER'S EQUITY
CURRENT LIABILITIES
Accounts payable	$2,353,294
Accrued expenses	462,173
Unearned revenues — Note 1	1,703,940
Total current liabilities	4,519,407

Total liabilities	4,519,407

COMMITMENTS — Note 4

MEMBER'S EQUITY	448,979

Total liabilities and member's equity	$4,968,386

See accompanying notes to financial statements.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME AND MEMBER'S EQUITY

YEAR ENDED DECEMBER 31, 2013

NET SALES	$32,670,578

COST OF GOODS SOLD	24,651,770

GROSS PROFIT	8,018,808

OPERATING EXPENSES	6,782,812

INCOME FROM OPERATIONS	1,235,996

OTHER INCOME (EXPENSES)
Administrative income	94,048
Interest income	756
Interest expense	(2,766)
92,038

NET INCOME	1,328,034

Member's equity - beginning of year	1,256,937

Member's distributions	(2,135,992)

Member's equity - end of year	$448,979

See accompanying notes to financial statements.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,328,034
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	234,222
Increase in inventory reserve for obsolescence	47,454
Changes in operating assets and liabilities:
Decrease in accounts receivable	1,221,916
Increase in inventory	(82,006)
Decrease in prepaid expenses and other current assets	338,174
Increase in other assets	(22,851)
Decrease in accounts payable	(327,160)
Increase in accrued expenses	14,150
Decrease in unearned revenues	(199,190)
Net cash provided by operating activities	2,552,743

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(79,898)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments made on notes payable	(3,049)
Distributions to members	(2,135,992)
Net cash used in financing activities	(2,139,041)

Net increase in cash and cash equivalents	333,804

Cash and cash equivalents, beginning of year	810,490

Cash and cash equivalents, end of year	$1,144,294

See accompanying notes to financial statements.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2013

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Date of Management's Review

Management has evaluated subsequent events through April 22, 2014, the date the financial statements were available to be issued.

b. Organization and Business Description

NutriCap Labs, LLC ("NCL"), a New York limited liability company, and VitaCap Labs, LLC ("VCL"), a New York limited liability company that is a variable interest entity of NCL, act to provide contract manufacturing services for health and wellness companies primarily engaged in selling dietary supplements and cosmetic products. In November 2011, Empire Botanical Labs, LLC ("Empire"), a New York limited liability company, was formed to develop and market nutraceutical supplements to retail establishments. The members' liability is limited to their investment.

In 2013, Canyon Marketing III, LLC ("Canyon III"), a Delaware limited liability company, acquired the equity interests of Jason Provenzano ("Provenzano") in both NCL and VCL. Canyon III is now the sole member of NCL and owns a 37.5% interest in VCL. Canyon Marketing II, LLC ("Canyon II"), a Delaware limited liability company, owns the remaining 62.5% equity interest of VCL (See Note 5).

Empire is the wholly-owned subsidiary of NCL.

c. Principles of Consolidation

The consolidated financial statements include the accounts of NutriCap Labs, LLC, VitaCap Labs, LLC and Empire Botanical Labs, LLC (collectively the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

d. Use of Estimates

The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

e. Cash and Cash Equivalents and Concentrations of Risk

Cash and cash equivalents consist of cash held in bank checking and bank money market accounts.

The statement of cash flows classifies changes in cash and cash equivalents (short-term, highly liquid investments readily convertible into cash with an original maturity of three months or less) according to operating, investing, or financing activities. Financial instruments which potentially expose the Company to concentrations of risk consist principally of cash.

The Company places its cash with financial institutions which management considers to be of high quality; however, at times, such deposits may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit. As of December 31, 2013, the Company had $1,089,791 in excess of the FDIC limit.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2013

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f. Accounts Receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. An allowance for doubtful accounts is recorded based on specific known troubled accounts. Accounts are written off when they are determined to be uncollectible.

g. Inventory

Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method, and market represents the lower of replacement cost or estimated net realizable value.

h. Property and Equipment

Property and equipment are recorded at cost. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the assets, generally three to seven years. Leasehold improvements are depreciated over the life of the lease on the premises.

i. Revenue Recognition

The Company provides contract manufacturing and in specific circumstances, warehousing and fulfillment services for its customers. Revenue from contract manufacturing is recognized upon shipment of products to the customer or upon transfer of the products to a fulfillment center designated by the customer. In some cases, the customer may request the Company to act as the warehouse and the fulfillment provider. Fulfillment service revenue is recognized upon shipment of the product and warehousing revenue is recognized monthly as the services are provided.

j. Income Taxes

The Company is a limited liability company and as such, income and losses flow through to the individual member. Accordingly, no provisions for federal and state taxes are provided in the consolidated financial statements.

In the normal course of business, the Company is subject to examination by Federal and State taxing authorities. The Company is no longer subject to income tax examinations by tax authorities for years earlier than 2010. The Company does not know of any uncertain tax positions that would have a material impact to the financial statements.

k. Shipping and Handling Costs

The Company classifies freight billed to customers as sales revenue and the related freight and shipping costs as cost of sales.

l. Advertising and Promotions

Costs for advertising and promotions are expensed as incurred. Advertising and promotions expense for the year ended December 31, 2013 was $80,530.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2013

NOTE 2 — VARIABLE INTEREST ENTITY

Accounting principles generally accepted in the United States of America provide a framework for identifying variable interest entities ("VIE") and determining when a company should include the assets, liabilities, and results of activities of a VIE in its consolidated financial statements. The principal of NCL formed and owns VCL for the purpose of supporting smaller sales orders than NCL requires of its customers. NCL does not have any ownership interest in VCL. NCL is the primary beneficiary since it provides more than half of VCL's subordinated financial support and, therefore, VCL qualifies as a VIE that is consolidated.

NOTE 3 — PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2013 consists of the following:

Leasehold improvements	$595,880
Machinery and equipment	382,892
Furniture and fixtures	152,526
Computer software	305,480

1,436,778
Less: accumulated depreciation	736,899

$699,879

Depreciation expense for the year ended December 31, 2013 was $234,222.

NOTE 4 — COMMITMENTS

Effective January 2010, the Company entered into a five year office and warehouse lease agreement with an affiliated entity (Note 5). Effective November 1, 2013, a rider to the lease was executed extending this lease until October 31, 2022. In addition to the base rent, the Company is responsible for the cost of property taxes, insurance, and building operations.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2013

NOTE 4 — COMMITMENTS (Continued)

Future minimum lease payments are as follows:

Year ending December 31, 2014	$252,464
Year ending December 31, 2015	260,050
Year ending December 31, 2016	267,841
Year ending December 31, 2017	275,885
Year ending December 31, 2018	284,156
Total minimum annual lease payments	$1,340,396

Total rental expense was $363,897 for the period ended December 31, 2013.

NOTE 5 — RELATED PARTY TRANSACTIONS

The Company leases its office and warehouse space from an affiliated entity owned by the CEO of the Company (see Note 4).

The CEO of the Company is also the sole member of both Canyon II and Canyon III (see Note 1b).

The following affiliated entities owed money to the Company as of December 31, 2013:

Stain Away LLC	$18,701
American Empire Manufacturing	14,752
$33,453

These loans are non-interest bearing and have no formal repayment terms and are therefore classified as long-term.

NOTE 6 — RETIREMENT PLAN

The Company has a 401(k) plan for the benefit of employees. Employees have the option of contributing a percentage of their salary into the plan on a tax deferred basis. There is no provision for company matching contributions.

NOTE 7 — GUARANTEED PAYMENT

As part of the agreement to acquire the equity interests of NCL and VCL from Provenzano (see Note 1b), the Company was required to pay a guaranteed payment to Provenzano in the amount of $346,560 which has been included in executive compensation.

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NUTRICAP LABS, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2013

NOTE 8 — SUPPLEMENTARY CASH FLOW INFORMATION

Cash paid for interest during the year ended December 31, 2013 was $2,766.

For the year ended December 31, 2013, there was no cash paid for income taxes.

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